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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                       Date of Report: January 30, 1997

                                MK GOLD COMPANY
             Exact Name of Registrant as Specified in its Charter

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    Delaware                     0-23042                     82-0487047
    --------                     -------                     ----------
(State or other                 Commission                 (IRS Employer
jurisdiction of                File Number)              Identification No.
 incorporation

        60 East South Temple, Suite 2100, Salt Lake City, Utah   84111
        --------------------------------------------------------------
             (Address of Principal Executive Offices)       (Zip Code)

      Registrant's telephone number, including area code: (801) 297-6950


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Item 8.  Change in Fiscal Year.
------------------------------

     At a meeting of the Board of Directors of the Company held on January 30, 1997, the Registrant elected to change its fiscal year from April 1 through March 31 in each year to January 1 through December 31 in each year, effective immediately. The report covering the transition period of April 1, 1996 through December 31, 1996 will be filed on Form 10-K.

                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MK GOLD COMPANY
                                        ---------------
                                        (Registrant)

Dated: February 10, 1997                By: /s/ John C. Farmer
                                            -----------------------------------
                                            John C. Farmer
                                            Controller, Treasurer and Secretary

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